Intermediate Bond Fund of America® Statement of Additional Information Supplement June 24, 2015 (for statement of additional information dated November 1, 2014, as supplemented to date)

The following is added to the “Description of certain securities and investment techniques” section of the statement of additional information:

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices (“CDXs”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDX transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDX transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

The use of CDX, like all other swap agreements, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDX transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDX transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.

Additionally, when the fund invests in a CDX as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDX is based, the investment could result in losses to the fund.

Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, the fund’s obligations under a CDX agreement will be accrued daily and, where applicable, offset against any amounts owing to the fund. In connection with CDX transactions in which the fund acts as protection buyer, the fund will segregate liquid assets, or enter into offsetting positions, with a value at least equal to the fund’s exposure (i.e., any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. When the fund acts as protection seller, the fund will segregate liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap. Such segregation is intended to ensure that the fund has assets available to satisfy its obligations with respect to CDX transactions and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain this required margin, the fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-134-0615O CGD/10149-S46446